UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2020

KBL Merger Corp. IV

(Exact name of registrant as specified in its charter)

Delaware	001-38105	81-3832378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Park Place, Suite 45E

New York, NY 10007

(Address of Principal Executive Offices)

(302) 502-2727

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KBLM	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $5.75 per half share	KBLMW	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one share of Common Stock	KBLMR	The NASDAQ Stock Market LLC
Units, each consisting of one share of Common Stock, one Warrant and one Right	KBLMU	The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On June 26, 2020, KBL Merger Corp. IV (“KBL” or the “Company”) entered into a Securities Purchase Agreement (the “SPA”) whereby it issued to two institutional investors secured convertible promissory notes in the aggregate principal amount of $3,601,966.28 (collectively, the “Notes”) for an aggregate purchase price of $3,407,521.97. A portion of the purchase price paid by one of the investors was satisfied by surrendering a note held by such investor that was issued by an entity that is party to the Business Combination referenced below. The Notes are subject to 10% original issue discount, have a term of eight months, and accrue interest at the rate of 10% per annum, with interest being guaranteed to the maturity of the Notes, regardless of when any Note is converted. The Notes are all initially convertible into the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a per share conversion price equal to $5.28. Beginning ninety (90) days following the Company’s completion of its contemplated business combination, as initially reported in the Company’s Current Report on Form 8-K filed with the Commission on July 23, 2019 (the “Business Combination”), the conversion price will equal the lowest VWAP of the Company’s Common Stock during the five (5) trading day period ending on the trading day immediately prior to the conversion date, but in no event will the conversion price be lower than $2.00. In connection with the closing of the transactions contemplated by the SPA, the Company issued restricted shares of Common Stock to the two institutional investors in the aggregate amount of 650,000 shares (the “Commitment Shares”). The Company has agreed to register with the Securities and Exchange Commission the resale of the shares of common stock issuable upon conversion of the Notes and Preferred Stock, as well as the Commitment Shares.

Upon the second closing pursuant to the SPA, upon certain conditions being satisfied, the Company will issue one of the institutional investors referenced above Series A Preferred Stock of the Company (“Preferred Stock”) for an aggregate purchase price of $3,000,000. Dividends shall be payable on the Preferred Stock at a rate of 10% per annum. The Preferred Stock shall be convertible into Common Stock at a conversion price of $5.28 per share. Upon any conversion, a Make-Whole Amount (as defined in the Certificate of Designation of the Preferred Stock) shall be due with respect to each share of Preferred Stock converted. At any time following the three (3) month anniversary of the Business Combination, the holder of the Preferred Stock has the right to force the Company to redeem all or any portion of the Preferred Stock then owned by the holder in cash.

Beginning on the eleventh (11) trading day following the Business Combination, if certain conditions are met, including, but not limited to, the closing sale price of the Common Stock exceeds $6.00 throughout a certain measuring period, certain equity conditions are satisfied, the daily average trading volume for the prior five (5) consecutive trading days exceeds of $80,000 per trading day, and the shares of Common Stock subject to the Company’s conversion right are the subject of a then effective registration statement, the Company shall have the right to require the holder to convert an amount of the purchase price of the Preferred Stock not to exceed $1,000,000 in the aggregate and not to exceed $100,000 during any five (5) consecutive trading days (the “Mandatory Conversion Amount”) (but in no event more than the lesser of (I) two (2) times the daily average trading volume for the prior ten (10) consecutive trading days, and (II) all of the Conversion Amount then remaining hereunder), into freely tradeable shares of Common Stock at the conversion price then in effect.

The Notes and Preferred Stock each contain certain covenants, and events of default and triggering events, respectively, which would require repayment of the obligations outstanding pursuant to such instruments. The obligations of the Company pursuant to the Notes and Preferred Stock are secured by all assets of the Company, and are guaranteed by all other entities party to the Business Combination Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Note, the Shares, the Notes and the Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 2, 2020, the Company filed the Certificate of Designation of the Series A Convertible Preferred Stock of the Company with the Secretary of State of the State of Delaware. The Certificate of Designation is attached hereto as Exhibit 4.7 and incorporated herein by reference. The Certificate of Designation became effective upon filing with the Secretary of State of the State of Delaware.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.7	Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock of the Company
4.8	Form of 10% Senior Secured Convertible Promissory Note.
10.1	Securities Purchase Agreement, dated June 12, 2020, by and among the Company and the purchasers signatory thereto.
10.2	Registration Rights Agreement, dated June 12, 2020, by and among the Company and the parties signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2020

KBL Merger Corp. IV

By:	/s/ Marlene Krauss, M.D.
Name:	Marlene Krauss, M.D.
Title:	Chief Executive Officer

2